SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
September 25, 2008 (September 22, 2008)

Date of Report (Date of earliest event reported)
Hayes Lemmerz International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50303	32-0072578

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
15300 Centennial Drive, Northville, Michigan 48168

(Address of principal executive offices)     (Zip Code)
(734) 737-5000

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 22, 2008, the Board of Directors of Hayes Lemmerz International, Inc. (the “Company”) adopted amendments to the Company’s By-Laws (the “By-Laws”) that became effective on September 22, 2008. The By-Laws, as amended, are attached hereto as Exhibit 3.1. The following is a description of the provisions changed by the amendments:
•	Section 5 of Article II of the By-Laws was amended to: (i) reduce from 30 to 25 the number of days before or after the anniversary of the last annual meeting within which the annual meeting must be held in order not to trigger a new notice period, (ii) add a requirement that a stockholder making a proposal disclose any short position, hedging arrangement, derivative instrument or similar instrument, agreement or arrangement that such stockholder has with respect to the Company’s common stock, and (iii) clarify that stockholders must comply with the advance notice provision in order to propose any business at annual meetings.

•	Section 2 of Article III of the By-Laws was amended to: (i) reduce from 30 to 25 the number of days before or after the anniversary of the last annual meeting within which the annual meeting must be held in order not to trigger a new notice period and (ii) add a requirement that the stockholder making a nomination disclose any short position, hedging arrangement, derivative instrument or similar instrument, agreement or arrangement that such stockholder or its nominee has with respect to the Company’s common stock.

•	Section 3 of Article III of the By-Laws was amended to provide that a director appointed to fill a vacancy will serve until the next annual meeting of stockholders.

•	Sections 5, 6, and 11 of Article VIII of the By-Laws were amended to specify that past and current directors or officers of the Company are covered by the indemnification provisions of the By-Laws.

•	Section 9 of Article VIII of the By-Laws was amended to delete that portion of the definition of the term “Corporation” that includes the Company, as it was reorganized in 2003, and any constituent corporation formed after the reorganization of the Company in 2003.

•	Section 1 of Article IX of the By-Laws was amended to provide that any amendment of the indemnification provisions of the By-Laws may not adversely affect the rights to indemnification of past and current directors and officers of the Company with respect to actions taken prior to such amendment.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYES LEMMERZ INTERNATIONAL, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary
Dated: September 25, 2008

EXHIBIT INDEX

Exhibit No.	Description

3.1	By-Laws of Hayes Lemmerz International, Inc. as amended on September 22, 2008.